ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                      SUPPLEMENT, DATED MAY 1, 2003 TO THE
    AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES PROSPECTUS DATED MAY 1, 2003

The purpose of this supplement is to correct a printing error in the above-referenced prospectus for the AIM Lifetime America Variable Annuity Series of contracts ("Contracts") offered by Allstate Life Insurance Company of New York. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied or preceded by a current prospectus for the Contract. The terms we use in this supplement have the same meanings as in the prospectus for the Contract.



Page 28: Replace the first paragraph under the heading "Death of Annuitant" with the following:

         If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a natural person, then the Contract will continue with a new Annuitant as designated by the Contract Owner.